SunAmerica Series Trust

Supplement to the Prospectus dated April 1, 1998

On August 19, 1998, SunAmerica Inc. ("SunAmerica") entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merge with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of SunAmerica Series Trust (the "Trust"), will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Trust. As a result of the merger, contract owners of record as of October 30, 1998 are being asked to submit voting instructions for the approval of a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger, as well as certain other matters. The new agreement will be identical to the current agreement in all respects except for its effective date, termination date and as otherwise provided below. The merger transaction is expected to be consummated in late 1998 or early 1999.

At a meeting held on October 15, 1998, the Board of Trustees approved the replacement of Phoenix Investment Counsel, Inc. with Massachusetts Financial Services Company ("MFS") as subadviser to the Balanced/Phoenix Investment Counsel and the Growth/Phoenix Investment Counsel Portfolios of the Trust. The respective Portfolios will be renamed the MFS Total Return Portfolio and MFS Growth and Income Portfolio. Contract owners of record as of October 30, 1998 are being asked to submit voting instructions for the approval of a new subadvisory agreement between SAAMCo and MFS together with a fee schedule reflecting an increase in the subadvisory fee paid by SAAMCo to MFS, as well as a new investment advisory and management agreement with SAAMCo and corresponding fee schedule reflecting an increase in the advisory fee paid by the Portfolios. MFS is expected to assume management of the Portfolios on or about January 4, 1999.

At the October 15, 1998 Board meeting, the Board also approved an increase in the subadvisory fee paid to Alliance Capital Management L.P. ("Alliance") by SAAMCo with respect to the Alliance Growth Portfolio, and a corresponding increase in the advisory fee payable to SAAMCo so that the amount of the advisory fee retained by SAAMCo would not be reduced to fund the Alliance increase. Contract owners of record as of October 30, 1998 are being asked to submit voting instructions for the approval of an amendment to the investment advisory and management agreement between SAAMCo and the Trust, on behalf of the Alliance Growth Portfolio, and an amendment to the subadvisory agreement between SAAMCo and Alliance, to eliminate the last two breakpoints on the existing advisory and subadvisory fee schedules. Shareholder approval is expected to be obtained by the end of December.



Dated: November 3, 1998